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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)       April 1, 2005
                                                       -------------------------

                              WILLBROS GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                               Republic of Panama
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                 (State or Other Jurisdiction of Incorporation)

         1-11953                                          98-0160660
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(Commission File Number)                       (IRS Employer Identification No.)

        Plaza 2000 Building, 50th Street, 8th Floor, P.O. Box 0816-01098,
                           Panama, Republic of Panama
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (507) 213-0947
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.04. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
PLANS.

On March 31, 2005, Willbros Group, Inc. (the "Company"), issued a press release announcing that it will delay filing of its Annual Report on Form 10-K for the year ended December 31, 2004. The press release, which was attached as Exhibit 99 to the Company's Current Report on Form 8-K dated March 31, 2005, is incorporated by reference into this Item 5.04. In light of the delay in the filing of its 2004 Form 10-K, the Company has suspended all purchases of its common stock under its 401(k) plan and its stock plans, effective immediately. Pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 245.104 of the Securities and Exchange Commission's Regulation BTR, and concurrently with the filing of this Current Report on Form 8-K, the Company transmitted a notice of blackout to the members of its Board of Directors and its executive officers. The notice is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.04.

The Company received the notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 on April 1, 2005.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

       (c)      The following exhibit is filed herewith:

                99 Notice of Blackout to the Company's Board of Directors and Executive Officers.



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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WILLBROS GROUP, INC.


Date:  April 4, 2005                By:    /s/ Warren L. Williams
                                       ---------------------------------------
                                        Warren L. Williams
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer


                                       3
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                                  EXHIBIT INDEX



Exhibit No.                Description
-----------                -----------
      99              Notice of Blackout to the Company's Board of Directors and Executive
                      Officers.




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